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Exhibit 3.19

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAG FREEPORT MINING, LP", CHANGING ITS NAME FROM "RAG FREEPORT MINING, LP" TO "FREEPORT MINING, LP", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JULY, A.D. 2004, AT 11:18 O'CLOCK A.M.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
3128943 8100		AUTHENTICATION:	3278735
040575200		DATE:	08-05-04

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

RAG FREEPORT MINING, LP

        The undersigned, desiring to amend the Certificate of Limited Partnership of RAG Freeport Mining, LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:

        FIRST: The name of the Limited Partnership is RAG Freeport Mining, LP.

        SECOND: Article 1 of the Certificate of Limited Partnership shall be amended as follows:

          The name of the Partnership is Freeport Mining, LP.

        IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 30th day of July, 2004.

RAG FREEPORT MINING, LP
	By:	Pennsylvania Services Corporation, General Partner
/s/ GREG A. WALKER Greg A. Walker Senior Vice President
ATTEST:
/s/ SHARON J. FETHERHUFF Sharon J. Fetherhuff Assistant Secretary Pennsylvania Services Corporation, General Partner
State of Delaware Secretary of State Division of Corporations Delivered 11:25 AM 07/30/2004 FILED 11:18 AM 07/30/2004 SRV 040559234 - 3128943 FILE

State of Delaware

Office of the Secretary of State

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAG FREEPORT RESOURCES, LP", CHANGING ITS NAME FROM "RAG FREEPORT RESOURCES, LP" TO "RAG FREEPORT MINING, LP", FILED IN THIS OFFICE ON THE FIFTH DAY OF JANUARY, A.D. 2000, AT 1:30 O'CLOCK P.M.

	[SEAL]	/s/ EDWARD J. FREEL Edward J. Freel, Secretary of State
3128943 8100		AUTHENTICATION:	0183053
001006617		DATE:	01-06-00

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

RAG FREEPORT RESOURCES, LP

        The undersigned, desiring to amend the Certificate of Limited Partnership of RAG Freeport Resources, LP pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership act of the State of Delaware, does hereby certify as follows:

        FIRST: The name of the Limited Partnership is RAG Freeport Resources, LP.

        SECOND: Article 1 of the Certificate of Limited Partnership shall be amended as follows:

          The name of the Partnership is RAG Freeport Mining, LP.

        IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 5th day of January, 2000.

RAG FREEPORT RESOURCES, LP
By:	Pennsylvania Services Corporation, General Partner
/s/ FRANK J. WOOD Frank J. Wood Vice President and Controller

State of Delaware

Office of the Secretary of State

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "RAG FREEPORT RESOURCES, LP", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF NOVEMBER, A.D. 1999, AT 11:30 O'CLOCK A.M.

	[SEAL]	/s/ EDWARD J. FREEL Edward J. Freel, Secretary of State
3128943 8100		AUTHENTICATION:	0093210
991495512		DATE:	11-19-99

CERTIFICATE OF
LIMITED PARTNERSHIP
OF
RAG FREEPORT RESOURCES, LP

        This Certificate of Limited Partnership of RAG Freeport Resources, LP (the "Partnership") is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, as amended.

  1.
  The name of the Partnership is RAG Freeport Resources, LP.

  2.
  The address of the registered office of the Partnership in Delaware is 1209 Orange Street, Wilmington, DE 19801. The Partnership's registered agent at that address is "The Corporation Trust Company."

  3.
  The name and business address of the sole general partner is:

      Pennsylvania Services Corporation
      145 Elm Drive
      P.O. Box 1020
      Waynesburg, PA 15370

        IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Partnership, has caused this Certificate of Limited Partnership to be duly executed as of the 17th day of November, 1999.

Pennsylvania Services Corporation, General Partner
By:	/s/ J. ALAN LINK Name: J. Alan Link Title: Vice President and Treasurer

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Exhibit 3.19